UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2011

Calais Resources, Inc.
(Exact name of registrant as specified in its charter)

British Columbia	000-29392	98-0434111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4415 Caribou Road, P.O. Box 653, Nederland, CO 80466-0653
 (Address of principal executive offices)                          (Zip Code)

Registrant’s telephone number, including area code: (303) 258-3806

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 10, 2011 (the “Engagement Date”), the registrant engaged StarkSchenkein, LLP as its independent registered public accounting firm.

During the registrant’s two most recent fiscal years and the subsequent interim period preceding the Engagement Date, neither the registrant nor anyone on its behalf consulted StarkSchenkein regarding either (1) the application of accounting principles to a specified transaction regarding the registrant, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements; or (2) any matter regarding the registrant that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAIS RESOURCES, INC.
March 10, 2011	By: /s/ David K. Young David K. Young President